UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2016

PennyMac Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001- 35916	80-0882793
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁪	☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁪	☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁪	☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁪	☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.          Submission of Matters to a Vote of Security Holders.

On May 17, 2016, PennyMac Financial Services, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) in Westlake Village, California for the purpose of: (i) electing nine (9) director nominees to serve on the Board of Directors (the “Board”), each for a one-year term expiring at the 2017 Annual Meeting of Stockholders; and (ii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. As of the record date, 22,047,491 shares of Class A common stock were issued and outstanding, and 51 shares of Class B common stock were issued and held by owners of Class A units of Private National Mortgage Acceptance Company, LLC (“PNMAC”). Each share of Class A common stock held on the record date entitled the holder to one vote on each proposal. Each share of Class B common stock held on the record date entitled the holder to a number of votes on each proposal equal to the number of Class A units of PNMAC held by such holder on the record date. The total number of eligible votes as of the record date was 76,082,823, of which 70,309,337 votes, or 92.41%, were present in person or by proxy.

Proposal 1: The election of nine (9) director nominees to serve on the Board, each for a one-year term expiring at the 2017 Annual Meeting of Stockholders.

Trustee	Votes For	Votes Withheld	Broker Non-Votes
Stanford L. Kurland	68,968,786	132,805	1,207,746
David A. Spector	68,968,706	132,885	1,207,746
Matthew Botein	64,254,007	4,847,584	1,207,746
James K. Hunt	64,519,483	4,582,108	1,207,746
Patrick Kinsella	68,980,653	120,938	1,207,746
Joseph Mazzella	68,896,502	205,089	1,207,746
Farhad Nanji	64,591,807	4,509,784	1,207,746
Mark Wiedman	68,896,602	204,989	1,207,746
Emily Youssouf	68,980,653	120,938	1,207,746

All director nominees were elected.

Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2016.

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,261,977	20,943	26,417	0

Further information regarding these proposals is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 6, 2016.

Item 7.01.          Regulation FD Disclosure.

Members of management have prepared a presentation that will be used with investors on May 19, 2016. A copy of the presentation to be used by management is attached hereto and furnished as Exhibit 99.1.

Note: Information in this report (including the exhibit) furnished pursuant to Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD. Furthermore, the information provided in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, unless such incorporation by reference is specifically referenced therein.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Slide Presentation for use by PennyMac Financial Services, Inc. on May 19, 2016

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: May 19, 2016	By:	/s/ Anne D. McCallion
Anne D. McCallion Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide Presentation for use by PennyMac Financial Services, Inc. on May 19, 2016

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